UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.__)

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                           SAFETEK INTERNATIONAL, INC.
                (Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                           SAFETEK INTERNATIONAL, INC.
                               23 Aminadav Street
                             Tel Aviv, Israel 67898


                                                                   April _, 2006

Dear Shareholders:

We cordially invite you to attend our Special Meeting of Shareholders. The meeting will be held on May __, 2006, at 10:00 a.m. local time, at Safetek International Inc.'s headquarters located at 23 Aminadav Street, Tel Aviv, Israel, 67898.

With this letter we are including the notice for our meeting, the proxy statement, and the proxy card. At the meeting, we will vote on the following matters:

      1. To re-elect the four person Board of Directors of the Company to serve until the election and qualification of their respective successors;

      2. To authorize the amendment of the Company's Certificate of Incorporation for the purpose of changing the name of our Company to "Oriens Life Sciences, Inc.";

      3. To grant discretionary authority to our board of directors to implement a reverse stock split of our common stock on the basis of one post-consolidation share for up to each 1,000 pre-consolidation shares to occur at some time within 12 months of the date of the special meeting, with the exact time of the reverse split to be determined by the Board of Directors;

      4. To approve the 2005 Employees/Consultants/Directors Stock Compensation Plan, adopted by our Board of Directors on September 15, 2005, with 10,600,000 shares of our common stock in the aggregate authorized for issuance under the Plan; and

      5. To transact such other business as may properly be brought before a special meeting of the shareholders of our Company or any adjournment thereof.

Our Board of Directors recommends that you vote for the election of each of the four directors, approval of the change of our Company name, and approval of the granting of discretionary authority to our Board of Directors for implementation of the reverse stock split.

Your vote is important to us, and I look forward to seeing you at the meeting. If you do not plan to attend the meeting in person, please complete, sign and return the attached proxy card so that your shares can be voted at the meeting in accordance with your instructions. Thank you for your interest in Safetek International, Inc.


                                   Sincerely,

                                   --------------------------------
                                   Amnon Presler, Chief Executive Officer

                           SAFETEK INTERNATIONAL, INC.
                               23 Aminadav Street
                             Tel Aviv, Israel 67898
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of the shareholders of Safetek International, Inc. (the "Company") will be held on May__, 2006, at 10:00 a.m., at the offices of the Company, located at 23 Aminadav Street, Tel Aviv, Israel 67898, for the following purposes:

      1. To re-elect the four person Board of Directors of the Company to serve until the election and qualification of their respective successors;

      2. To authorize the amendment of the Company's Certificate of Incorporation for the purpose of changing the name of our Company to "Oriens Life Sciences, Inc.";

      3. To grant discretionary authority to our board of directors to implement a reverse stock split of our common stock on the basis of one post-consolidation share for up to each 1,000 pre-consolidation shares to occur at some time within 12 months of the date of the special meeting, with the exact time of the reverse split to be determined by the board of directors;

      4. To approve the 2005 Employees/Consultants/Directors Stock Compensation Plan, adopted by our Board of Directors on September 15, 2005, with 10,600,000 shares of our common stock in the aggregate authorized for issuance under the Plan; and

      5. To transact such other business as may properly be brought before a special meeting of the shareholders of our Company or any adjournment thereof.

You may vote at the meeting if you were a shareholder at the close of business on May__, 2006, the record date. Only shareholders of record at the record date are entitled to notice of and to vote at the meeting or any adjournments thereof.

Your attention is called to the Proxy Statement on the following pages. Please review it carefully. We hope you will attend the meeting. If you do not plan to attend, please sign, date and mail the enclosed proxy in the enclosed envelope, which requires no postage if mailed in the United States, so that your shares can be voted at the Special Meeting in accordance with your instructions. For more instructions, please see the Questions and Answers beginning on page 1 of this proxy statement and the instructions on the proxy card.

By Order of the Board of Directors,

-------------------
Amnon Presler
Chief Executive Officer                                         _______ __, 2006

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE.




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

                                 PROXY STATEMENT

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Questions and Answers                                                       5
Proposals to be Voted Upon                                                  7
  Proposal No. 1 - Election of Directors                                    7
  Proposal No. 2 - Change in Company's Name                                 7
  Proposal No. 3 - Reverse Stock Split                                      8
  Proposal No. 4 - Stock Compensation Plan                                  10
  Proposal No. 5 - Other Business                                           13
Nominees For Election to Our Board of Directors                             15
Board of Directors and Committees Information                               15
Executive Compensation                                                      17
Section 16(a) Beneficial Ownership Reporting Compliance                     17
Security Ownership of Certain Beneficial Owners and Management              17
Certain Relationships and Related Transactions                              18
Change in Accountants                                                       20
Shareholder Proposals                                                       20
Other Matters                                                               20

                           QUESTIONS AND ANSWERS ABOUT
                   THIS PROXY MATERIAL AND THE SPECIAL MEETING

These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Proxy Statement, as well as the documents incorporated by reference in this Proxy Statement.

WHY AM I RECEIVING THIS PROXY MATERIAL?

This Proxy Statement and the accompanying proxy card are being mailed to holders of shares of common stock, $0.0001 par value (the "Common Stock"), of Safetek International, Inc., a Delaware corporation (the "Company"), commencing on or about _____ __, 2006, in connection with the solicitation of proxies by our Board of Directors of the Company (the "Board") for use at the special meeting of the shareholders of the Company (the "Meeting") to be held at the offices of the offices of the Company, located at 23 Aminadav Street, Tel Aviv, Israel 67898, on May __, 2006 at 10:00 a.m. You are invited to attend the Meeting and are requested to vote on the proposals described in this proxy statement.

WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

The information included in this Proxy Statement relates to the proposals to be voted on at the Meeting, the voting process, the security ownership of certain beneficial owners and management, the compensation of directors and our most highly paid executive officers, and certain other required information.

ON WHAT MATTERS AM I VOTING?

The only known matters to be voted on at the Meeting are the following: (1) the election of four nominees to our Board; (2) the amendment to the Company's Certificate of Incorporation (the "Amendment") to change our Company name from Safetek International, Inc. to "Oriens Life Science, Inc."; (3) the grant of discretionary authority to our Board to implement a reverse stock split; and (4) the approval of the 2005 Employees/Consultants/Directors Stock Compensation Plan, adopted by our Board of Directors on September 15, 2005, with 10,600,000 shares of our common stock in the aggregate authorized for issuance under the Plan. The shareholders also will transact any other business that properly comes before the Meeting.

WHAT ARE OUR BOARD'S VOTING RECOMMENDATIONS?

Our Board recommends that you vote your shares FOR the election of each of the four nominees to our Board, FOR the Amendment to the Company's Certificate of Incorporation to change our Company name from Safetek International, Inc. to Oriens Life Sciences, Inc., and FOR the grant of discretionary authority to our Board to implement a reverse stock split; and FOR approval of the 2005 Employees/Consultants/Directors Stock Compensation Plan.

WHO CAN VOTE AT THE MEETING?

Shareholders of record at the close of business on May 5, 2006 (the "Record Date") may vote at the Meeting. On the Record Date, 60,138,923 shares of Common Stock were outstanding and entitled to vote at the Meeting. Shareholders are entitled to one vote for each share of Common Stock held on the Record Date. Thus, an aggregate of 30,670,850 votes (the Voting Shares) may be cast by shareholders at the Meeting.

HOW DO I VOTE?

You may vote your shares either by proxy or in person at the Meeting (please also see the detailed instructions on your proxy card). Each such share is entitled to one vote on each matter submitted to a vote at the Meeting. To vote by proxy, please complete, sign and mail the enclosed proxy card in the envelope provided, which requires no postage for mailing in the United States. If a proxy specifies how it is to be voted, it will be so voted. If you return a signed proxy card but do not provide voting instructions, your shares will be voted FOR the election of each of the four named nominees to our Board, FOR the Amendment to the Company's Certificate of Incorporation to change our Company name from Safetek International, Inc. to Oriens Life Sciences, Inc., FOR the grant of discretionary authority to our Board to implement a reverse stock split, and FOR approval of the 2005 Employees/Consultants/Directors Stock Compensation Plan. Proxies in the form enclosed are solicited by our Board for use at the Meeting.

MAY I REVOKE MY PROXY?

As a holder of record of our shares, you may revoke your proxy and change your vote at any time prior to the Meeting by giving written notice of your revocation to our Chief Executive Officer, by signing another proxy card with a later date and submitting this later dated proxy to our Chief Executive Officer before or at the Meeting, or by voting in person at the Meeting. Please note that your attendance at the Meeting will not constitute a revocation of your proxy unless you actually vote at the Meeting. Giving a proxy will not affect your right to change your vote if you attend the Meeting and want to vote in person. We will pass out written ballots to any holder of record of our shares who wants to vote at the Meeting.

Any written notice of revocation or subsequent proxy should be sent to Safetek International, Inc., Attention: Amnon Presler, Chief Executive Officer, 23 Aminadav Street, Tel Aviv, Israel 67898, or hand delivered to our Corporate Secretary at or before the voting at the Meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

If your shares are registered differently or are held in more than one account, you will receive more than one proxy card. Please sign and return all proxy cards to ensure that all of your shares are voted.

WILL MY SHARES BE VOTED IF I DO NOT SIGN AND RETURN MY PROXY CARD?

If you are the record holder of your shares and do not return your proxy card, your shares will not be voted unless you attend the Meeting in person and vote your shares.

WHAT IS A QUORUM AND WHAT CONSTITUTES A QUORUM?

A "quorum" is the number of shares that must be present, in person or by proxy, in order for business to be conducted at the Meeting. The required quorum for the Meeting is the presence in person or by proxy of the holders of a majority of the Voting Shares issued and outstanding as of the Record Date. Since there is an aggregate of 60,138,923 Voting Shares, a quorum will be present for the Meeting if an aggregate of at least 30,670,850 Voting Shares is present in person or by proxy at the Meeting. Under Delaware Law, any shareholder who abstains from voting on any particular matter described herein will be counted for purposes of determining a quorum.

HOW MANY VOTES ARE REQUIRED TO APPROVE THE PROPOSALS?

The four nominees receiving the highest number of "FOR" votes, whether or not constituting a majority of the votes cast, will be elected as directors. This number is called a plurality. Accordingly, abstentions will not affect the outcome of the election of the nominees to our Board.

The approval of the Amendment to the Company's Certificate of Incorporation to change our Company name from Safetek International, Inc. to Oriens Life Sciences, Inc., the approval of the grant of discretionary authority to our Board to implement the reverse stock split, and the approval of the 2005 Employees/Consultants/Directors Stock Compensation Plan require the affirmative vote by the holders of a majority of shares entitled to vote on the proposal. For these purposes, abstentions will have the same effect as a vote against the proposal.

WHAT HAPPENS IF A NOMINEE IS UNABLE TO STAND FOR RE-ELECTION?

If a nominee is unable to stand for re-election, our Board may, by vote, reduce the size of our Board or name a substitute nominee. If a substitute is named, shares represented by properly executed proxies may be voted for the substitute nominee. We are not aware of any nominee who is unable to stand for re-election.

WHO IS PAYING FOR THIS PROXY'S SOLICITATION PROCESS?

The enclosed proxy is solicited on behalf of our Board, and we are paying for the entire cost of the proxy solicitation process. Copies of the proxy material will be given to banks, brokerage houses and other institutions that hold shares that are beneficially owned by others. Upon request, we will reimburse these banks, brokerage houses and other institutions for their reasonable out-of-pocket expenses in forwarding these proxy materials to the shareholders who are the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by our directors, officers, or other employees.

HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE ANNUAL MEETING?

We will announce preliminary voting results at the Meeting and publish final results in our Current Report on Form 8-K which will be filed with the Securities and Exchange Commission within four days after the Meeting.

HOW CAN SHAREHOLDERS COMMUNICATE WITH OUR BOARD OF DIRECTORS?

Company shareholders who want to communicate with our Board or any individual director may write to them c/o Safetek International, Inc., Attention: Amnon Presler, Chief Executive Officer, 23 Aminadav Street, Tel Aviv, Israel 67898. Your letter should indicate that you are a Company shareholder. Depending on the subject matter, our Chief Executive Officer will: (i) forward the communication to the director or directors to whom it is addressed; (ii) attempt to handle the inquiry directly, for example when the request is for information about the Company or is a stock-related matter; or (iii) not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. At each Board meeting, a member of management will present a summary of all communications received since the last meeting that were not forwarded to the director or directors to whom they were addressed, and shall make those communications available to our Board upon request.

                           PROPOSALS TO BE VOTED UPON

                                      NO. 1
                              ELECTION OF DIRECTORS

Our Board currently consists of four directors. All of the four nominees listed in the section entitled "Nominees for Election to our Board of Directors" below are currently directors of the Company. The term of office for directors elected at the Meeting will expire when their successors are elected and qualified. See the section entitled "Nominees for Election to our Board of Directors" below for biographical information on our Board nominees.

                       OUR RECOMMENDATION TO SHAREHOLDERS

Our Board of Directors unanimously recommends a vote "FOR" each of these nominees.

                                      NO. 2
       CHANGE IN THE COMPANY'S NAME FROM "SAFETEK INTERNATIONAL, INC." TO
                          "ORIENS LIFE SCIENCES, INC."

Our Board seeks the approval of the shareholders to amend the Company's Certificate of Incorporation and take all other actions necessary in order to change our Company name from Safetek International, Inc. to Oriens Life Sciences, Inc. If the Amendment is approved, Article I of our Certificate of Incorporation will be amended to read in its entirety:

                                   "ARTICLE I

                                      NAME

           The name of the Corporation is Oriens Life Sciences, Inc."

The Company is engaged in business activities related to the life science and health care industries. Our Board has determined that it is in the best interests of the Company and its shareholders to change the name of the company to reflect such proposed business activities and to seek shareholder approval of the Amendment to the Company's Certificate of Incorporation to effect the name change. Such Amendment will be effective when filed with the Delaware Secretary of State. This change in our Company name will be effectuated within a reasonable period following such approval.

                       OUR RECOMMENDATION TO SHAREHOLDERS

Our Board has approved the change in the name of the Company to "Oriens Life Sciences, Inc." and recommends that shareholders of the Company vote "FOR" approval of the Amendment to the Company's Certificate of Incorporation to change our Company's name.

                                      NO. 3
           GRANT OF DISCRETIONARY AUTHORITY TO THE BOARD OF DIRECTORS
             TO IMPLEMENT A ONE FOR UP TO 1,000 REVERSE STOCK SPLIT

Our Board seeks shareholder approval for discretionary authority to our Board to implement a reverse split for the purpose of increasing the market price of our common stock. The reverse split exchange ratio that the directors approved and deemed advisable is up to 1,000 pre-consolidation shares for each one post-consolidation share, with the reverse split to occur within twelve months of the date of the Meeting, the exact time of the reverse split to be determined by the Board in its discretion. Approval of this proposal would give the Board authority to implement the reverse split on the basis of up to 1,000 pre-consolidation shares for each one post-consolidation share at any time it determined within twelve months of the date of the Meeting. In addition, approval of this proposal would also give the Board authority to decline to implement a reverse split.

Our directors believe that shareholder approval of a range for the exchange ratio of the reverse split (as contrasted with approval of a specified ratio of the split) provides the Board of directors with maximum flexibility to achieve the purposes of a stock split, and, therefore, is in the best interests of our shareholders. The actual ratio for implementation of the reverse split would be determined by our Board based upon its evaluation as to what ratio of pre-consolidation shares to post-consolidation shares would be most advantageous to us and our shareholders.

Our directors also believe that shareholder approval of a twelve-months range for the effectuation of the reverse split (as contrasted with approval of a specified time of the split) provides the Board with maximum flexibility to achieve the purposes of a stock split, and, therefore, is in the best interests of our shareholders. The actual timing for implementation of the reverse split would be determined by our Board based upon its evaluation as to when and whether such action would be most advantageous to us and our shareholders.

If you approve the grant of discretionary authority to our Board to implement a reverse split and the Board decides to implement the reverse split, we will effect a reverse split of our then issued and outstanding common stock on the basis of up to 1,000 pre-consolidation shares for each one post-consolidation share.

The directors believe that the higher share price that might initially result from the reverse stock split could help generate interest in the Company among investors and thereby assist us in raising future capital to fund our operations or make acquisitions.

Shareholders should note that the effect of the reverse split upon the market price for our common stock cannot be accurately predicted. In particular, if we elect to implement a reverse stock split, there is no assurance that prices for shares of our common stock after a reverse split will be up to 1,000 times greater than the price for shares of our common stock immediately prior to the reverse split, depending on the ratio of the split. Furthermore, there can be no assurance that the market price of our common stock immediately after a reverse split will be maintained for any period of time. Moreover, because some investors may view the reverse split negatively, there can be no assurance that the reverse split will not adversely impact the market price of our common stock or, alternatively, that the market price following the reverse split will either exceed or remain in excess of the current market price.

EFFECT OF THE REVERSE SPLIT, FRACTIONAL SHARES

The number of shares of our common stock issued and outstanding would be reduced following the effective time of the reverse split in accordance with the following formula: if our directors decide to implement a one for 1,000 reverse split, every 1,000 shares of our common stock owned by a shareholder will automatically be changed into and become one new share of our common stock, with 1,000 being equal to the exchange ratio of the reverse split, as determined by the directors in their discretion. Shareholders should recognize that if a reverse split is effected, they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the effective time divided by the one for 1,000 exchange ratio, or such lesser exchange ratio as may be determined by our directors, subject to adjustment for fractional shares, as described below). The authorized number of shares of our common stock and the par value of our common stock under our articles of incorporation would remain the same following the effective time of the reverse split.

Fractional shares which would otherwise be held by the shareholders of our common stock after the reverse split will be rounded up to the next whole share. We will issue one new share of our common stock for up to each 1,000 shares of our common stock held as of the record date. The reverse split may reduce the number of holders of post-reverse split shares as compared to the number of holders of pre-reverse split shares to the extent that there are shareholders presently holding fewer than 1,000 shares (or such lesser number as may be determined by our directors). However, the intention of the reverse split is not to reduce the number of our shareholders. In fact, we do not expect that the reverse split will result in any material reduction in the number of our shareholders.

The number of shareholders of record would not be affected by the reverse split (except to the extent that any shareholder holds only a fractional share interest and receives cash for such interest).

Certain shareholders holding in the aggregate 6.950,000 shares of common stock are entitled, under the subscription agreement pursuant to which their shares were purchased, to be issued additional shares of common stock upon the effectuation of the reverse split so that after the reverse split each such shareholder will continue to own the same number of shares as prior to the reverse split. As a result, the voting and other rights of the holders of our common stock who are not entitled to be issued additional shares upon the effectuation of the reverse split would be diluted by the reverse split.

We currently have no intention of going private, and this proposed reverse stock split is not intended to be a first step in a going private transaction and will not have the effect of a going private transaction covered by Rule 13e-3 of the Exchange Act. Moreover, the proposed reverse stock split does not increase the risk of us becoming a private company in the future.

The number of authorized but unissued shares of our common stock effectively will be increased significantly by the reverse split of our common stock. For example, based on the 60,138,923 shares of our common stock outstanding on the record date, and the 500,000,000 shares of our common stock that are currently authorized under our articles of incorporation, 439,861,077 shares of our common stock remain available for issuance presently. If we elect to implement a one for 1,000 reverse split the number of our outstanding shares of our common stock would decrease from 60,138,923 shares to 60,139 shares, and 439,861,077 shares of our common stock would remain available for issuance after the reverse split. Therefore, such reverse split, if implemented, would have the effect of increasing the number of authorized but unissued shares of our common stock from 439,861,077 shares to 499,939,861 shares.

The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of our common stock.

The effective increase in the number of authorized but unissued shares of our common stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our articles of incorporation or bylaws. Such a use of these additional authorized shares could render more difficult, or discourage, an attempt to acquire control of us through a transaction opposed by our board of directors. At this time, our board does not have plans to issue any common shares resulting from the effective increase in our authorized but unissued shares generated by the reverse split.

FEDERAL INCOME TAX CONSEQUENCES

We will not recognize any gain or loss as a result of the reverse split.

The following description of the material federal income tax consequences of the reverse split to our shareholders is based on the Code, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reverse split. This discussion is for general information only and does not discuss the tax consequences that may apply to special classes of taxpayers (e.g., non-residents of the United States, broker/dealers or insurance companies). The state and local tax consequences of the reverse split may vary significantly as to each shareholder, depending upon the jurisdiction in which such shareholder resides. You are urged to consult your own tax advisors to determine the particular consequences to you.

In general, the federal income tax consequences of the reverse split will vary among shareholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of our common stock in exchange for their old shares of our common stock. We believe that the likely federal income tax effects of the reverse split will be that a shareholder who receives solely a reduced number of shares of our common stock will not recognize gain or loss. With respect to a reverse split, such shareholder's basis in the reduced number of shares of our common stock will equal the shareholder's basis in his old shares of our common stock. A shareholder who receives cash in lieu of a fractional share as a result of the reverse stock split will generally be treated as having received the payment as a distribution in redemption of the fractional share, as provided in Section 302(a) of the Code, which distribution will be taxed as either a distribution under Section 301 of the Code or an exchange to such shareholder, depending on that shareholder's particular facts and circumstances. Generally, a shareholder receiving such a payment should recognize gain or loss equal to the difference, if any, between the amount of cash received and the shareholder's basis in the fractional share. In the aggregate, such a shareholder's basis in the reduced number of shares of our common stock will equal the shareholder's basis in his old shares of our common stock decreased by the basis allocated to the fractional share for which such shareholder is entitled to receive cash, and the holding period of the post-effective reverse split shares received will include the holding period of the pre-effective reverse split shares exchanged.

EFFECTIVE DATE

If the proposed reverse split is approved by the shareholders and the director elects to proceed with a reverse split, the split would become effective as of 5:00 p.m. Nevada time on the date the split is approved by our directors which in any event shall not be later than 12 months from the date of the Meeting. Except as explained herein with respect to fractional shares and shareholders who currently hold fewer than 1,000 shares, or such lesser amount as we may determine on such date, all shares of our common stock that were issued and outstanding immediately prior thereto will be, automatically and without any action on the part of the shareholders, converted into new shares of our common stock in accordance with the one for 1,000 exchange ratio or such other exchange ratio we determine.

RISKS ASSOCIATED WITH THE REVERSE SPLIT

This Proxy Statement includes forward-looking statements including statements regarding our intent to solicit approval of a reverse split, the timing of the proposed reverse split and the potential benefits of a reverse split, including, but not limited to, increased investor interest and the potential for a higher stock price. The words "believe," "expect," "will," "may" and similar phrases are intended to identify such forward-looking statements. Such statements reflect our current views and assumptions, and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. The risks include that we may not have sufficient resources to continue as a going concern; any significant downturn in our industry or in general business conditions would likely result in a reduction of demand for our products or services and would be detrimental to our business; we will be unable to achieve profitable operations unless we increase quarterly revenues or make further cost reductions; a loss of or decrease in purchases by one of our significant customers could materially and adversely affect our revenues and profitability; the loss of key personnel could have a material adverse effect on our business; the large number of shares available for future sale could adversely affect the price of our common stock; and the volatility of our stock price.

If approved and implemented, the reverse stock split will result in some shareholders owning "odd-lots" of less than 100 common shares of our stock on a post-consolidation basis. Odd lots may be more difficult to sell, or require greater transaction costs per share to sell than shares in "even-lots" of even multiples of 100 shares.

                       OUR RECOMMENDATION TO SHAREHOLDERS

Our Board has approved the grant of discretionary authority to the Board to implement a reverse stock split and recommends that shareholders of the Company vote "FOR" approval to such grant of discretionary authority.

                                     NO. 4.
 APPROVAL OF THE 2005 EMPLOYEES/ CONSULTANTS/ DIRECTORS STOCK COMPENSATION PLAN

Our Board seeks the approval of the shareholders to the 2005 Employees/Consultants/Directors Stock Compensation Plan, adopted by our Board of Directors on September 15, 2005, with 10,600,000 shares of our common stock in the aggregate authorized for issuance under the Plan (the "Stock Plan"). As of the Record Date, 5,689,085 options have been issued to the directors under the Stock Plan. The following is a summary of the principal features of the Stock Plan, a copy of which is contained in Attachment A to this Proxy Statement.

PURPOSE OF THE STOCK PLAN

The purpose of the Stock Plan is to provide incentives to attract, retain, and motivate eligible persons whose present and potential contributions are important to the success of our Company by offering them an opportunity to participate in our future performance through awards of options, restricted stock and stock bonuses. The Stock Plan offers directors, officers and selected key employees, advisors and consultants of the Company an opportunity to acquire a proprietary interest in the success of the Company, to receive compensation, or to increase such interest, by purchasing shares of the Company's common stock. The Plan provides both for the direct award or sale of shares and for the grant of options to purchase shares. Options granted under the Plan may include non-statutory options, as well as incentive stock options ("ISO's") intended to qualify under section 422 of the Internal Revenue Code of 1986, as amended, and
Section 102 or 3(i) of the Israeli Income Tax Ordinance.

NUMBER OF SHARES AVAILABLE

The total aggregate number of shares of our common stock reserved and available for grant and issuance pursuant to the Stock Plan is 10,600,000.

ADMINISTRATION OF THE STOCK PLAN

The Stock Plan is to be interpreted and applied by a committee of our Board of Directors (the "Committee"). The Committee's principal responsibilities are the following: interpret and apply the provisions of the Stock Plan; determine when shares are to be awarded or offered for sale and when Options are to be granted under the Plan; select the offerees and optionees; determine the number of shares to be offered to each Offeree or to be made subject to each option; prescribe the terms and conditions of each award or sale of shares, including (without limitation) the purchase price, and to specify the provisions of the Stock Purchase Agreement relating to such award or sale; prescribe the terms and conditions of each option, including (without limitation) the exercise price; determine how such option is to be classified under the Internal Revenue Code or the Israeli Income Tax Ordinance, and to specify the provisions of the Stock Option Agreement relating to such option; to prescribe the consideration for the grant of each option or other right under the Stock Plan and to determine the sufficiency of such consideration.

ELIGIBILITY

Stock Options and Awards may be granted only to employees or independent contractors (including, officers and directors who are also employees) of the Company or of an affiliate of the Company.

TERMS AND CONDITIONS OF OPTIONS

Evidence of Option. Each grant of an option under the Stock Plan shall be evidenced by a Stock Option Agreement between the optionee and the Company. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

Number of Shares. Each Stock Option Agreement shall specify the number of shares that are subject to the option. The Stock Option Agreement shall also specify how the option will be classified under the applicable tax laws (i.e. whether the option is an ISO, Non-statutory Option, 102 Option or 3(i) Option).

Exercise Price. Each Stock Option Agreement shall specify the exercise price. The exercise price under any option shall be determined by the Committee at its sole discretion, except that the exercise price of an ISO shall not be less than 100 percent of the fair market value of a share on the date of grant and the exercise price of a non-statutory option shall not be less than 85 percent of the fair market value of a share on the date of grant.

Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the option is to become exercisable. The vesting of any option shall be determined by the Committee at its sole discretion. A Stock Option Agreement may provide for accelerated exercisability in the event of the optionee's death, total and permanent disability or retirement or other events. The Stock Option Agreement shall also specify the term of the option. The term shall not exceed 10 years from the date of grant. Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

Nontransferability. During an optionee's lifetime, such optionee's option(s) shall be exercisable only by him or her and shall not be transferable, unless permitted by the Stock Option Agreement. In the event of an optionee's death, such optionee's option(s) shall not be transferable other than by will, by a beneficiary designation executed by the optionee and delivered to the Company, or by the laws of descent and distribution.

Termination of Service (Except By Death). If an optionee's service to the Company terminates for any reason other than the optionee's death, then such optionee's option(s) shall expire on the earliest of the following: (a) the date it is scheduled to expire; (b) the date 90 days after the termination of the Optionee's Service for any reason other than total and permanent disability; or
(c) the date twelve months after the termination of the Optionee's Service by reason of total and permanent disability.

Death of Optionee. If an optionee dies while he or she is in service, then such Optionee's Option(s) shall expire on the earlier of the following dates: (a) The date it is scheduled to expire; or (b) the date twelve months after the optionee's death.

Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

Approval of Israeli Tax Authorities for 102 Options. Options issued under
Section 102 of the Israeli Income Tax Ordinance shall be subject to the receipt of any and all required approvals or permits from the Israeli tax authorities.

TERMS AND CONDITIONS OF AWARDS OR SALES

Evidence of Award. Each award or sale of shares under the Stock Plan (other than upon exercise of an option) shall be evidenced by an Agreement between the offeree and the Company. The provisions of the various Agreements entered into under the Stock Plan need not be identical.

Duration of Offers. Any right to acquire shares under the Stock Plan (other than an option) shall automatically expire if not exercised by the Offeree within 30 days after the grant of such right was communicated to the offeree by the Committee. Such right shall not be transferable and shall be exercisable only by the offeree to whom such right was granted.

Purchase Price. The purchase price of shares to be offered under the Stock Plan shall not be less than 90 percent of the fair market value of such shares. Subject to the preceding sentence, the purchase price shall be determined by the Committee at its sole discretion.

Restrictions on Transfer of Shares. Any shares awarded or sold under the Plan shall be subject to such special forfeiture conditions and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

GENERAL PROVISIONS

Term. The Stock Plan shall terminate automatically 15 years after its effective date, unless terminated earlier as provided therein.

Right to Amend or Terminate the Stock Plan. The Board of Directors may, subject to applicable law, amend, suspend or terminate the Stock Plan at any time and for any reason. An amendment to the Stock Plan shall require stockholder approval only to the extent required by applicable law.

Effect of Amendment or Termination. No shares shall be issued or sold under the Stock Plan after the termination thereof, except upon exercise of an option granted prior to such termination. The termination of the Stock Plan, or any amendment thereto, shall not affect any share previously issued or any option previously granted under the Stock Plan.

FEDERAL TAX CONSEQUENCES

Option Grants. Options granted under the Stock Plans may be either ISO which satisfy the requirements of Section 422 of the Code or non-statutory options which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as discussed below.

Incentive Stock Options. The optionee recognizes no taxable income at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the exercise of an ISO (if the holding period rules set forth below are satisfied) will give rise to income includable by the optionee in his alternative minimum taxable income for purposes of the alternative minimum tax in an amount equal to the excess of the fair market value of the shares acquired on the date of the exercise of the option over the exercise price. The optionee will also recognize taxable income in the year in which the exercised shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result. In addition, the optionee must be an employee of Green Mountain Capital, Inc. or a qualified subsidiary at all times between the date of grant and the date three months (one year in the case of disability) before exercise of the option (special rules apply in the case of the death of the optionee).

Upon a qualifying disposition, the optionee will recognize long-term capital gain or loss in an amount equal to the difference between (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the lesser of the fair market value of those shares on the exercise date or the sale date and (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date or the sale date, if less, over (ii) the exercise price paid for the shares. In no other instance will we be allowed a deduction with respect to the optionee's disposition of the purchased shares.

Non-Statutory Stock Options. No taxable income is recognized by an optionee upon the grant of a non-statutory stock option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

If the shares acquired upon exercise of the non-statutory stock option are unvested and subject to repurchase, at the exercise price paid per share, by us in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapse and all subsequent appreciation in the shares generally would be eligible for capital gains treatment.

We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory stock option. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the optionee.

Direct Stock Issuance. With respect to the receipt of a stock award not subject to restriction, the participant would have ordinary income, at the time of receipt, in an amount equal to the difference between the fair market value of the stock received at such time and the amount, if any, paid by the holder for the stock award.

                       OUR RECOMMENDATION TO SHAREHOLDERS

Our Board has approved the Stock Compensation Plan and recommends that shareholders of the Company vote "FOR" approval of the Stock Plan.

                                      NO. 5
                                 OTHER BUSINESS

Our Board knows of no business that will be presented for consideration at the meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of our Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

                 NOMINEES FOR ELECTION TO OUR BOARD OF DIRECTORS

Nominees for re-election to our Board at the Meeting are as follows:


           NAME                      AGE         POSITIONS AND OFFICES
----------------------------         ---    ------------------------------------
Amnon Presler                        53     Chief Executive Officer
Dr. Shay Goldstein                   37     Chief Medical Officer and Director
Tamar Tzaban Nuhomov                 45     Chief Financial Officer and Director
Jean-Pierre Elisha Martinez          55     Director, Chairman
Gilad Yoeli                          40     Director

The following is a brief account of each nominee's education and business experience during the past five years, and any other directorships held in reporting companies. There are no family relationships among the persons described below.

Amnon Presler. Amnon Presler has been our Chief Executive Officer since December 1, 2005. Mr. Presler has more than 29 years of executive management, operations and international marketing experience, mainly in Datacom. He served as Chief Executive Officer of Corigin, and of Broadlight for 3 years and as President and Chief Executive Officer of Visonic, for 3 years. Before that he served at RAD Data Communications as President of RAD USA for 7 years and head of R&D for 9 years. Mr, Presler holds B,Sc in Electric Engineering from Ben Gurion University of the Negev, Israel.

Dr. Shay Goldstein. Dr. Shay Goldstein has been a director of our Company since April 15, 2005, and has been serving as our Chief Medical Officer since December 7, 2005. From April 15, 2005 until December 6, 2005, Dr. Goldstein served as the Company's Chairman, Chief Executive Officer, and Secretary. Between April 2003 and January 2005, Dr. Goldstein was the manager of the marketing programs of Rimed Ltd., an Israeli-based company that specializes in the development of advanced neuro-diagnostic medical equipment. Between February 2004 and February 2005, Dr. Goldstein was a consultant to Silicom Ventures, a company that provides financing to businesses involved in the life science and medical technologies industries. Between June 2002 and September 2003, Dr. Goldstein was the manager of the business development and marketing programs of Medidactic, an Israeli-based company that provides marketing services to businesses involved in the life science and medical technology industries. Between September 2001 and June 2002, Dr. Goldstein was the manager of the business development and marketing programs of Medidactic. Ltd, an Israeli-based company that provides marketing and training services to businesses involved in the life science and medical technology industries. Between December 2000 and August 2001, Dr. Goldstein was the manager and a co-founder of Renaissance Biomedical Solutions, an Israeli-based company involved in the development of a biochemical delivery system for the treatment of neurodegenerative diseases. Between July 1999 and December 2000, Dr. Goldstein was a doctor at the Israel National Institute of Forensic Medicine. Dr. Goldstein has a Doctor of Medicine degree from the Israel Institute of Technology.

Tamar Tzaban Nuhomov. Tamar Tzaban Nuhomov has been a director of our Company since May 4, 2005 and has been our Chief Financial Officer since October 30, 2005. Ms. Nuhomov has extensive experience in analysis and value assessments for companies and projects, business plans, credit allocation, financial planning and analysis, accounting opinion and policy, auditing and investigative auditing of public corporations; operation and construction of reporting and data analysis systems, senior-level management, and management of computerized projects and information systems. Since September 2004, Ms. Nuhomov has been an independent accountant and business consultant. From November 1999 to January 2004, she was a director of the economics department of Discount Bank, where she was responsible for, among other duties, analysis of credit requests made by the bank's major business customers. From November 2001 to January 2004, Ms. Nuhomov was a project manager for Accenture Company, where she was responsible for planning the computerized support for various credit processes.

Jean-Pierre Elisha Martinez. Jean-Pierre Elisha Martinez has been a director of our Company since May 4, 2005. Mr. Martinez has extensive experience in the life sciences field. He is currently a researcher and lecturer at Tel Aviv University as a PhD student, with a focus on cellular engineering, biomaterials, and bio-fluid mechanics in physiology and pathology. From September 1999 until November 2004, Mr. Martinez was a researcher, assistant and lecturer at Tel Aviv University as a PhD student in bio-medical engineering. Between March 2002 and August 2002, Mr. Martinez was a consultant to Barnev, focusing on the development of biological binding methods of electronic devices to human tissues. Between October 2001 and August 2002, Mr. Martinez participated in the marketing initiatives of Statice Sante. From February 2001 until April 2001, Mr. Martinez was a consultant for PowerPaper, focusing on its medical applications. In January 2001, Mr. Martinez provided services to Florence Medical relating to the design and proceeding of measurement of mechanical properties of living tissues. From September 1999 until October 2001, Mr. Martinez was a project manager at Slo-Flo, where he was responsible for the development of an intra-vaginal delivery device. From March 1999 until July 2001, Mr. Martinez was a project manager and integrator at Meduck, where he was responsible for the development of multi-disciplinary medical instrumentations (software, hardware and sensors). Since January 2005, Mr. Martinez has been a director of Gammacan International Inc., a pharmaceutical company, and has been a member of its audit committee.

Gilad Yoeli. Gilad Yoeli has been a director of our Company since June 9, 2005. Mr. Yoeli is a certified public accountant in Israel. Since 2002, he has served as the Chief Financial Officer of CoreFlow Ltd., an Israeli company engaged in aeromechanical subsystems for flat panel display and for semiconductors capital equipment industries. Prior to 2002 Mr. Yoeli was a senior manager at Ernst & Young Israel (Kost Forer, Gabbay & Kasierer) in the high-tech practice area. Mr. Yoeli holds a B.A. in economics from Haifa University.

There are no proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, or security holder is a party adverse to the Company or has a material interest adverse to the Company.


                  BOARD OF DIRECTORS AND COMMITTEES INFORMATION

During the fiscal year ended December 31, 2005, our Board of Directors had 5 meetings and took 7 actions by written consent.

Audit Committee Financial Expert. On June 9, 2005 the board of directors established an audit committee and designated Mr. Gilad Yoeli and Mr. Elisha Martinaz as members of the committee.

Compensation Committee. On June 9, 2005, the board of directors established a compensation committee and designated Mr. Gilad Yoeli and Mr. Elisha Martinaz as members of the committee.

Code of Ethics. The Company has not adopted a Code of Ethics because the Company has only four directors and does not feel it necessary at such time.


                             EXECUTIVE COMPENSATION

The following table presents certain specific information regarding the compensation of the Chief Executive Officer of the Company, during the last three fiscal years. We have not paid any executive officer in excess of $100,000 (including salaries and benefits) during the years ended December 31, 2005, 2004 and 2003.

------------------------------------------------------------------------------------------------------------
                                     SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------
                                ANNUAL COMPENSATION                      LONG-TERM COMPENSATION
                                ---------------------------------------------------------------
NAME AND   FISCAL YEAR     SALARY       BONUS    OTHER ANNUAL       AWARDS             PAYOUTS   ALL OTHER
PRINCIPAL    COVERED         ($)         ($)     COMPENSATION       --------------------------  COMPENSATION
POSITION                                             ($)                   SECURITIES   LTIP        ($)
                                                               RESTRICTED    UNDER-    PAYOUTS
                                                                 STOCK       LYING       ($)
                                                                AWARD(S)    OPTIONS/
                                                                 ($)         SARS
                                                                             (#)

(A)           (B)            (C)         (D)         (E)         (F)         (G)         (H)        (I)
-----------------------------------------------------------------------------------------------------------
 Amnon
Presler     2005(1)      $  10,219        0           0           0           0           0          0
-----------------------------------------------------------------------------------------------------------
Dr. Shay
Goldstein   2005(2)      $  64,774        0           0           0       2,659,449       0          0
-----------------------------------------------------------------------------------------------------------
Shmuel      2004(3)           0           0           0           0           0           0          0
Shneibalg
-----------------------------------------------------------------------------------------------------------
            2003              0           0           0           0           0           0          0
-----------------------------------------------------------------------------------------------------------

(1) Mr. Amnon Presler has been serving as the Chief Executive Officer since December 7, 2005.
(2) Dr. Shay Goldstein served as the Company's Chief Executive
Officer, Chairman, Secretary, and Director from April 15, 2005 until December 7, 2005. On such date, he resigned as Chief Executive Officer and was appointed as the Company's Chief Medical Officer. On March 12, 2005, he resigned as the Chairman, and Secretary. Dr. Shay Goldstein continues to serve as a director of the Company.
(3) Mr. Shneibalg was the Chief Executive Officer and a director until April 15, 2005, when he was replaced by Dr. Shay Goldstein. Mr. Shneibalg owns 120,000 shares of the Company's common stock.

EMPLOYMENT-RELATED AGREEMENTS

Employment Agreement of Amnon Presler

On December 7, 2005, the Company entered into an employment agreement with Amnon Presler, pursuant to which Mr. Presler was engaged as the Chief Executive Officer of each of the Company and its wholly owned subsidiary, Oriens Life Sciences (Israel), Ltd. (the "Subsidiary"). As compensation for his services, Mr. Presler shall receive a monthly salary as follows: During the first two months, the monthly salary shall be $ 7,500; thereafter the monthly salary shall be $ 8,500. In addition, Mr. Presler shall receive a bonus of $ 8,500 if the aggregate investments made in the Company and the Subsidiary after the date of his employment agreement exceed $4,000,000. Mr. Presler also shall be entitled to participate in the employee stock option plan to be adopted by the Company as well as vacation, insurance benefits, and use of a company automobile.

The term of Mr. Presler's employment shall continue until terminated by either party as provided in the employment agreement. The Company may terminate the Employment Agreement without notice for cause or in the event Mr. Presler becomes disabled. Either party may terminate the Employment Agreement without cause, for any reason whatsoever, upon 30 days notice within the first year of Mr. Presler's employment and upon 90 days prior written notice thereafter.

During the term of the employment agreement and for a period of one year thereafter, Mr. Presler shall not compete with the Subsidiary nor solicit any of the Subsidiary's employees or customers. Mr. Presler agreed to hold the Subsidiary's confidential information in strict confidence.

Employment Agreement of Dr. Shay Goldstein

On May 31, 2005, Dr. Shay Goldstein entered into an employment agreement with the Subsidiary. Pursuant to such employment agreement, Dr. Goldstein served as the Chief Executive Officer of the Subsidiary, commencing as of May 1, 2005 and continuing until terminated by either party thereto. As compensation for his services, Dr. Goldstein received a monthly salary equal to $6,000 per month for the first three months, $7,500 per month during the fourth through sixth months, and $8,500 per month thereafter. Dr. Goldstein also received various insurance and retirement benefits. In addition, Dr. Goldstein will receive a bonus of $8,500 if investments made in the Subsidiary and the Company exceed $4,000,000 in the aggregate.

On December 7, 2005, Dr. Goldstein's employment agreement was amended to provide that Dr. Goldstein shall be employed as Chief Medical Officer of each of the Company and its Subsidiary instead of as their Chief Executive Officer. Dr. Goldstein's salary was changed from $8,500 per month to $8,000 per month, effective as of December 1, 2005. All other provisions of the employment agreement remained unchanged.

Employment Agreement of Tamar Tzaban Nuhomov

On June 7, 2005, the Subsidiary entered into a Consulting Agreement with Tamar Tzaban-Nuhomov. Pursuant to such consulting agreement, Ms. Nuhomov shall be engaged by the Subsidiary as a consultant to provide the Subsidiary with advisory services, concerning such financial matters as shall be reasonably requested by the Subsidiary from time to time. The term of such engagement commenced as of May 15, 2005, and will continue until terminated by either party, for any reason whatsoever, upon 30 days' prior written notice. As compensation for her services, Ms. Nuhomov will be paid a monthly fee equal to
(a) $3,500 for every month in which Ms. Nuhomov performs services for the Subsidiary for at least 20 weekly working hours, but no more than 25 weekly working hours; or (b) $5,000 for every month in which Ms. Nuhomov performs services for the Subsidiary for at least 25 weekly working hours.

On October 30, 2005, the Subsidiary entered into an employment agreement with Ms. Nuhomov, pursuant to which Ms. Nuhomov shall be employed as the Chief Financial Officer of the Subsidiary. As compensation for her services, Ms. Nuhomov shall receive a monthly salary as follows: During the first two months, the monthly salary shall be US$ 6,000; during the third through fourth months, the monthly salary shall be US$ 7,000; and thereafter the monthly salary shall be US$ 7,700. The salary shall be paid in the currency of Israel translated pursuant to the official representative rate of exchange of the US$ as published by the Bank of Israel on the payment date. Ms. Nuhomov also shall be entitled to participate in the employee stock option plan to be adopted by the Company as well as vacation, insurance benefits, and use of a company automobile. The term of the employment commenced as of September 1, 2005 and shall continue until terminated by either party as provided in the employment agreement. The Subsidiary may terminate Ms. Nuhomov's employment agreement without notice for cause or in the event Ms. Nuhomov becomes disabled. Either party may terminate the employment agreement without cause, for any reason whatsoever, upon 30 days notice within the first year of the employment and upon 90 days prior written notice thereafter.

On December 7, 2005, Ms. Nuhomov's employment agreement was amended for the purpose of changing Ms. Nuhomov's salary to $8,000 per month, commencing as of December 1, 2005 and continuing throughout the term of her employment. All other provisions of the employment agreement remained unchanged.

Indemnity Agreements

On June 7, 2005, the Company entered into a separate Indemnity Agreement (the "Indemnity Agreements") with each of Dr. Shay Goldstein, Tamar Tzaban-Nahumov, and Jean Pierre Elisha Martinez. The substantive terms of each Indemnity Agreement are identical. Pursuant to such Indemnity Agreements, the Company shall indemnify the indemnitee for all liabilities and damages that may be incurred by the indemnitee in connection with his or her position as a director or officer of the Company and/or the Subsidiary, as the case may be. Such indemnity will be effective unless proved that such liabilities arose as a result of the indemnitee's breach of his or her fiduciary duties, and such breach involved intentional misconduct, fraud, or a knowing violation of law.

STOCK OPTIONS

We did not grant any options to our directors or officers during the fiscal year ended December 31, 2004.

On September 15, 2005, pursuant to our 2005 Employees/Consultants/Directors Stock Compensation Plan, we authorized the grant of stock options under Section 102 of the Israeli Income Tax Ordinance for the purchase of an aggregate of 5,318,893 shares of our common stock to each of our directors in the following amounts set forth next to their names: Jean-Pierre Elisha Martinez - 265,945; Gilad Yoeli - 265,945; Tamar Tzaban Nuhomov - 2,127,557; and Shay Goldstein - 2,659,446. The exercise price of such stock options is US$0.10 per share. The granting of such stock options is subject to the approval of the appropriate Israeli tax authorities and the appointment of a trustee pursuant to Section 102 of the Israeli Income Tax Ordinance. The options are not exercisable for at least one year after the date of grant.

On January 10, 2006 pursuant to our 2005 Employees/Consultants/Directors Stock Compensation Plan, we authorized the grant of stock options under Section 102 of the Israeli Income Tax Ordinance, to add to the current board members' Mr. Martinez and Mr. Yoeli 137,847 options (0.25% out of 60 138, 923 issued and outstanding shares of the company), par value US$ 0.0001 each, at an exercise price per share equal to 90% of the last transaction price quoted for such date by the NASDAQ system or the NASDAQ National Market, as of the Stock Option Agreement date, according to the company Employees/Consultants/Directors Stock Compensation Plan; approved by the board of directors on September 15, 2005


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires our directors and executive officers and persons who beneficially own more than 10% of our Class A Common Stock to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission. These persons and entities are also required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file. We believe, based solely on our review of the copies of such forms and other written representations to us, that during the fiscal year ended December 31, 2005, all reporting persons complied with all applicable Section 16(a) filing requirements, except for Shmuel Shneibalg who did not file a Form 4 following his resignation as a director and officer of the Company

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of April __, 2006, the number of shares of Common Stock beneficially owned by (i) each person or entity known to our Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each officer and director of our Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of common stock by our principal shareholders and management is based upon information furnished by each person using "beneficial ownership" concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

The percentages below are calculated based on 60,138,923 issued and outstanding shares of Common Stock. Unless otherwise indicated, the business address of each such person is c/o Safetek International, Inc., Chief Executive Officer, 23 Aminadav Street, Tel Aviv, Israel 67898.

Officers, Directors, 5% Shareholders      No. of Shares     Beneficial Ownership
------------------------------------      -------------     --------------------

Amnon Presler                                 0(1)                  0%

Dr. Shay Goldstein 0(1) 0%

Tamar Tzaban Nuhomov                          0(1)                  0%

Jean-Pierre Elisha Martinez                   0(1)                  0%

Gilad Yoeli                                   0(1)                  0%

All directors and executive officers
as a group (5 persons)                        0(1)                  0%



      (1) On September 15, 2005, pursuant to our 2005 Employees/Consultants/Directors Stock Compensation Plan, we authorized the grant of stock options under Section 102 of the Israeli Income Tax Ordinance for the purchase of an aggregate of 5,318,893 shares of our common stock to each of our directors in the following amounts set forth next to their names: Jean-Pierre Elisha Martinez - 451,041; Gilad Yoeli - 451,041; Tamar Tzaban Nuhomov - 2,127,557; and Shay Goldstein - 2,659,446. The exercise price of such stock options is US$0.10 per share. The options vest over a three year period commencing September 15, 2006 (the first anniversary of the grant date) and vest over 36 equal parts every quarter thereafter. On January 10, 2006 pursuant to our 2005 Employees/Consultants/Directors Stock Compensation Plan, we authorized the grant of stock options under Section 102 of the Israeli Income Tax Ordinance, to add to the current board members' Mr. Martinez and Mr. Yoeli 137,847 options (0.25% out of 60,138,923 issued and outstanding shares of the company), par value US$ 0.0001 each, at an exercise price per share equal to 90% of the last transaction price quoted for such date by the NASDAQ system or the NASDAQ National Market, as of the Stock Option Agreement date, according to the company Employees/Consultants/Directors Stock Compensation Plan; approved by the board of directors on September 15, 2005.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Agreements with Dr. Yigal Koltin

On February 5, 2006, the Company appointed Dr. Yigal Koltin as a director. On the same date, Dr. Koltin and the Company entered into a letter agreement, which set forth Dr. Koltin's duties and compensation for his services as a director, and an indemnity agreement, pursuant to which the Company agreed to indemnify Dr. Koltin to the fullest extent permitted by law for liabilities which he may incur in his service as director. On the same date, Dr. Koltin and the Company's subsidiary, Oriens Life Sciences (Israel), Ltd., entered into a consulting agreement, pursuant to which Dr. Koltin shall provide additional consulting services to Safetek and its Subsidiary, as further described below. Dr. Koltin resigned from his position as director on March _, 2006, and the foregoing agreements were terminated on such date. No payments were made to Dr. Koltin pursuant to any of the foregoing agreements. Dr. Koltin agreed to act as a consultant when requested by the Company at the rate of $300 per hour.

Employment Agreement of Amnon Presler

On December 7, 2005, the Company entered into an employment agreement with Amnon Presler, pursuant to which Mr. Presler was engaged as the Chief Executive Officer of each of the Company and its wholly owned subsidiary, Oriens Life Sciences (Israel), Ltd. (the "Subsidiary"). As compensation for his services, Mr. Presler shall receive a monthly salary as follows: During the first two months, the monthly salary shall be US$ 7,500; thereafter the monthly salary shall be US$ 8,500. In addition, Mr. Presler shall receive a bonus of $US 8,500 if the aggregate investments made in the Company and the Subsidiary after the date of his employment agreement exceed US$ 4,000,000. Mr. Presler also shall be entitled to participate in the employee stock option plan to be adopted by the Company as well as vacation, insurance benefits, and use of a company automobile.

The term of Mr. Presler's employment shall continue until terminated by either party as provided in the employment agreement. The Company may terminate the Employment Agreement without notice for cause or in the event Mr. Presler becomes disabled. Either party may terminate the Employment Agreement without cause, for any reason whatsoever, upon 30 days notice within the first year of Mr. Presler's employment and upon 90 days prior written notice thereafter.

During the term of the employment agreement and for a period of one year thereafter, Mr. Presler shall not compete with the Subsidiary nor solicit any of the Subsidiary's employees or customers. Mr. Presler agreed to hold the Subsidiary's confidential information in strict confidence.

Employment Agreement of Dr. Shay Goldstein

On May 31, 2005, Dr. Shay Goldstein entered into an employment agreement with the Subsidiary. Pursuant to such employment agreement, Dr. Goldstein served as the Chief Executive Officer of the Subsidiary, commencing as of May 1, 2005 and continuing until terminated by either party thereto. As compensation for his services, Dr. Goldstein received a monthly salary equal to $6,000 per month for the first three months, $7,500 per month during the fourth through sixth months, and $8,500 per month thereafter. Dr. Goldstein also received various insurance and retirement benefits. In addition, Dr. Goldstein will receive a bonus of $8,500 if investments made in the Subsidiary and the Company exceed $4,000,000 in the aggregate.

On December 7, 2005, Dr. Goldstein's employment agreement was amended to provide that Dr. Goldstein shall be employed as Chief Medical Officer of each of the Company and its Subsidiary instead of as their Chief Executive Officer. Dr. Goldstein's salary was changed from $8,500 per month to $8,000 per month, effective as of December 1, 2005. All other provisions of the employment agreement remained unchanged.

Employment Agreement of Tamar Tzaban Nuhomov

On June 7, 2005, the Subsidiary entered into a Consulting Agreement with Tamar Tzaban-Nuhomov. Pursuant to such consulting agreement, Ms. Nuhomov shall be engaged by the Subsidiary as a consultant to provide the Subsidiary with advisory services, concerning such financial matters as shall be reasonably requested by the Subsidiary from time to time. The term of such engagement commenced as of May 15, 2005, and will continue until terminated by either party, for any reason whatsoever, upon 30 days' prior written notice. As compensation for her services, Ms. Nuhomov will be paid a monthly fee equal to
(a) $3,500 for every month in which Ms. Nuhomov performs services for the Subsidiary for at least 20 weekly working hours, but no more than 25 weekly working hours; or (b) $5,000 for every month in which Ms. Nuhomov performs services for the Subsidiary for at least 25 weekly working hours.

On October 30, 2005, the Subsidiary entered into an employment agreement with Ms. Nuhomov, pursuant to which Ms. Nuhomov shall be employed as the Chief Financial Officer of the Subsidiary. As compensation for her services, Ms. Nuhomov shall receive a monthly salary as follows: During the first two months, the monthly salary shall be US$ 6,000; during the third through fourth months, the monthly salary shall be US$ 7,000; and thereafter the monthly salary shall be US$ 7,700. The salary shall be paid in the currency of Israel translated pursuant to the official representative rate of exchange of the US$ as published by the Bank of Israel on the payment date. Ms. Nuhomov also shall be entitled to participate in the employee stock option plan to be adopted by the Company as well as vacation, insurance benefits, and use of a company automobile. The term of the employment commenced as of September 1, 2005 and shall continue until terminated by either party as provided in the employment agreement. The Subsidiary may terminate Ms. Nuhomov's employment agreement without notice for cause or in the event Ms. Nuhomov becomes disabled. Either party may terminate the employment agreement without cause, for any reason whatsoever, upon 30 days notice within the first year of the employment and upon 90 days prior written notice thereafter.

On December 7, 2005, Ms. Nuhomov's employment agreement was amended for the purpose of changing Ms. Nuhomov's salary to $8,000 per month, commencing as of December 1, 2005 and continuing throughout the term of her employment. All other provisions of the employment agreement remained unchanged.

Indemnity Agreements with Certain Directors

On June 7, 2005, the Company entered into a separate Indemnity Agreement (the "Indemnity Agreements") with each of Dr. Shay Goldstein, Tamar Tzaban-Nahumov, and Jean Pierre Elisha Martinez. The substantive terms of each Indemnity Agreement are identical. Pursuant to such Indemnity Agreements, the Company shall indemnify the indemnitee for all liabilities and damages that may be incurred by the indemnitee in connection with his or her position as a director or officer of the Company and/or the Subsidiary, as the case may be. Such indemnity will be effective unless proved that such liabilities arose as a result of the indemnitee's breach of his or her fiduciary duties, and such breach involved intentional misconduct, fraud, or a knowing violation of law.

On January 10, 2006 the Company entered into a separate Indemnity Agreement (Amnon Presler. The substantive terms of each Indemnity Agreement are identical. Pursuant to such Indemnity Agreements, the Company shall indemnify the indemnitee for all liabilities and damages that may be incurred by the indemnitee in connection with his or her position as a director or officer of the Company and/or the Subsidiary, as the case may be. Such indemnity will be effective unless proved that such liabilities arose as a result of the indemnitee's breach of his or her fiduciary duties, and such breach involved intentional misconduct, fraud, or a knowing violation of law

Grant of Stock Options to Directors

On September 15, 2005, pursuant to our 2005 Employees/Consultants/Directors Stock Compensation Plan, we authorized the grant of stock options under Section 102 of the Israeli Income Tax Ordinance for the purchase of an aggregate of 5,318,893 shares of our common stock to each of our directors in the following amounts set forth next to their names: Jean-Pierre Elisha Martinez - 265,945; Gilad Yoeli - 265,945; Tamar Tzaban Nuhomov - 2,127,557; and Shay Goldstein - 2,659,446. The exercise price of such stock options is US$0.10 per share. The granting of such stock options is subject to the approval of the appropriate Israeli tax authorities and the appointment of a trustee pursuant to Section 102 of the Israeli Income Tax Ordinance. The options are not exercisable for at least one year after the date of grant.

On January 10, 2006 pursuant to our 2005 Employees/Consultants/Directors Stock Compensation Plan, we authorized the grant of stock options under Section 102 of the Israeli Income Tax Ordinance, to add to the current board members' Mr. Martinez and Mr. Yoeli 137,847 options (0.25% out of 60 138, 923 issued and outstanding shares of the company), par value US$ 0.0001 each, at an exercise price per share equal to 90% of the last transaction price quoted for such date by the NASDAQ system or the NASDAQ National Market, as of the Stock Option Agreement date, according to the company Employees/Consultants/Directors Stock Compensation Plan; approved by the board of directors on September 15, 2005.


Issuance of Shares to Shmuel Shneibalg -
In May 2004, the Company issued 117,000,000 pre-split shares of Common Stock. 100,000,000 pre-split shares were issued to Shmuel Shneibalg, who at the time was the Company's Chief Executive Officer, Chairman, Secretary, and Director. The shares were issued to Mr. Shneibalg as payment for loans made to the Company in the aggregate amount of $43,000.


                              CHANGE IN ACCOUNTANTS

Our Company recently changed its principal independent accountants. On September 13, 2005, we dismissed Sherb & Co., LLP (the "Former Accountant") from serving as our principal independent accountants. On September 27, 2005, we retained Price Waterhouse Coopers (the "New Accountant") as our new principal independent accountants. The decision to change accountants was recommended and approved by our Board. Representatives of such firms will not be present at the Meeting and are not expected to be available to respond to questions. Representatives of such firms will have the opportunity to make a statement at the Meeting should they desire to do so.

The Former Accountant

The reports of the Former Accountant on the financial statements for either of the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles except that the report(s) of the Former Accountant for the above period included a qualification in which the Former Accountant noted substantial doubt about our Company's ability to continue as a going concern.. In addition, during our Company's two most recent fiscal years and through September 13, 2005, there were no disagreements with the Former Accountant on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B occurred within our Company's two most recent fiscal years nor through September 13, 2005.

The New Accountant

During our Company's two most recent fiscal years and through September 27, 2005: (1) our Company did not consult the New Accountant regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our Company's financial statements; (2) neither a written report nor oral advice was provided to our Company by the New Accountant that they concluded was an important factor considered by our Company in reaching a decision as to the accounting, auditing or financial reporting issue; and (3) our Company did not consult the New Accountant regarding any matter that was either the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B.

                              SHAREHOLDER PROPOSALS

Shareholders of our Company may submit proposals to be considered for shareholder action at the Meeting if they do so in accordance with applicable regulations of the SEC and the laws of the State of Delaware. In order to be considered for inclusion in the Proxy Statement for the meeting, our Chief Executive Officer must receive proposals no later than May ____, 2006. Shareholder proposals should be addressed to Safetek International, Inc., Attn:
Chief Executive Officer, 23 Aminadav Street, Tel Aviv, Israel 67898.

                                   ATTACHMENTS

The following is attached as Attachment A to this Proxy Statement: 2005 Employees/Consultants/Directors Stock Compensation Plan, adopted by the Company on September 15, 2005.

                                  OTHER MATTERS

As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of our Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.


Safetek International, Inc.
23 Aminadav Street
Tel Aviv, Israel 67898
+972-3-561-3465

By Order of the Board of Directors,

---------------
Amnon Presler
Chief Executive Officer

May __, 2006

                           SAFETEK INTERNATIONAL, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                   May _, 2006

      The undersigned, a shareholder of Safetek International, Inc. (the "Company"), does hereby appoint Shay Goldstein, as the attorney and proxy of the undersigned, with power of substitution, for and on behalf of the undersigned, and to attend the Special Meeting of Shareholders of the Company to be held on May __ _, 2006, at 10:00 a.m., at the offices of the Company, located at 23 Aminadav Street, Tel Aviv, Israel 67898 (the "Special Meeting"), to represent the undersigned at the Special Meeting, and there to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Special Meeting, in any manner and with the same effect as if the undersigned were personally present at the Special Meeting, and the undersigned hereby authorizes and instructs the above named proxies to vote as specified below.

      The shares represented by this Proxy will be voted only if this Proxy is properly executed and timely returned. In that event, such shares will be voted in the manner directed herein. If no direction is made on how you desire your shares to be voted, the Proxy holder will have complete discretion in voting the shares on any matter voted on at the Meeting.

      THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE FOLLOWING:

      The shares represented by this Proxy shall be voted in the following manner:

1. Election of four directors of the Company to serve until their successors are duly elected and qualified.

         NOMINEE                   FOR                     WITHHOLD
         Dr. Shay Goldstein        [  ]                      [  ]
         Tamar Tzaban Nuhomov      [  ]                      [  ]
         Jean-Pierre Elisha
         Martinez                  [  ]                      [  ]
         Gilad Yoeli               [  ]                      [  ]

2. Approval of the Amendment to our Company's Certificate of Incorporation to change our Company name from Safetek International, Inc. to Oriens Life Sciences, Inc..

                                   FOR         AGAINST     WITHOLD
                                   [  ]          [  ]        [  ]

3. Approval of the grant of discretionary authority to our Board of Directors to implement the reverse stock split.

                                   FOR         AGAINST     WITHOLD
                                   [  ]          [  ]        [  ]

4. In the discretion of the persons acting as proxies, on such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

       The undersigned does hereby revoke any Proxy previously given with respect to the shares represented by this Proxy.

       NOTE: As to shares held in joint names, each joint owner should sign. If the signer is a corporation, please sign full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by an authorized person. If signing as attorney, executor, administrator, trustee, guardian, or in other representative capacity, please give full title as such.

      PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROPERLY RETURN IT USING THE ENCLOSED ENVELOPE.

Number of Shares Owned: ________________________

Dated: ________________, 2006          Signature:    ___________________________
                                         Name:       ___________________________
                                         Address:    ___________________________
Dated: ________________, 2006          Signature:    ___________________________
                                         Name:       ___________________________
                                         Address:    ___________________________

                                  ATTACHMENT A

             2005 Employees/Consultants/Directors Stock Compensation
              Plan, adopted by our Directors on September 15, 2005

               2005 EMPLOYEES/CONSULTANTS STOCK COMPENSATION PLAN
                                       OF
                           SAFETEK INTERNATIONAL INC.


SECTION 1. ESTABLISHMENT AND PURPOSE

This stock compensation plan (the "PLAN") was established and effective on September 15, 2005 (the "EFFECTIVE DATE"), to offer directors, officers and selected key employees, advisors and consultants of the Company an opportunity to acquire a proprietary interest in the success of the Company, to receive compensation, or to increase such interest, by purchasing Shares of the Company's common stock. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include non-statutory options, as well as ISOs intended to qualify under section 422 of the Code, 102 Options or 3(i) Options.

      The Plan is intended to comply in all respects with Rule 16.3 (or its successor) under the Exchange Act and shall be construed accordingly.

SECTION 2. DEFINITIONS

      (A) "102 OPTION" shall mean an Option intended to qualify under Section 102 of the Ordinance.

      (B) "3(I) OPTION" means an Option granted to a Non-Employee pursuant to
Section 3(i) of the Ordinance.

      (C) "APPLICABLE LAWS" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, the Ordinance, U.S. and Israeli tax laws, Israeli securities laws, Israel's Companies Law, 1999, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan, as are in effect from time to time.

      (D) "AFFILIATE" means an affiliate of the Company which is an "employing company" within the meaning of Section 102(a) of the Ordinance.

      (E) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company, as constituted from time to time.

      (F) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

      (G) "COMMITTEE" shall mean a committee of the Board of Directors, as described in Section 3(a).

      (H) "COMPANY" shall mean SafeTek International, Inc, a Delaware corporation.

      (I) "CONSULTANT" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

      (J) "CONTROLLING SHAREHOLDER" shall have the meaning ascribed to it in
Section 32(9) of the Ordinance.

      (K) "EMPLOYEE" shall mean any person employed by the Company or an Affiliate of the Company, including an individual who is serving as an Office Holder, but excluding a Controlling Shareholder.

      (L) "ELIGIBLE EMPLOYEE" shall mean: (i) any person employed by the Company or an Affiliate of the Company, including an individual who is serving as an Office Holder, but excluding a Controlling Shareholder, (ii) any individual who is a common-law employee of the Company or of a Subsidiary, (iii) an Outside Director, (iv) an independent contractor who performs services for the Company or a Subsidiary and who is not a member of the Board of Directors, including consultants and advisors that provide professional, technical, financial, accounting, capital markets related and other services. Service as an Outside Director or independent contractor shall be considered employment for all purposes of the Plan, except as provided in Subsections (a) and (b) of Section 4,

      (M) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

      (N) "EXERCISE PRICE" shall mean the amount for which one share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

      (O) "FAIR MARKET VALUE" shall mean the market price of Stock, determined by the Committee as follows:

            (i) If Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite-transactions report;

            (ii) If Stock was traded over-the-counter on the date in question and was traded on the NASDAQ system or the NASDAQ National Market, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the NASDAQ system or the NASDAQ National Market;

            (iii) If Stock was traded over-the-counter on the date in question but was not traded on the NASDAQ system or the NASDAQ National Market, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which Stock is quoted or, if the Stock is not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.; and

            (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

      In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

      (P) "ISO" shall mean an employee incentive stock option described in section 422(b) of the Code.

      (Q) "NON-EMPLOYEE" shall mean a Consultant, adviser, Controlling Shareholder or any other person providing services to the Company or an Affiliate who is not an Employee.

      (R) "NON-STATUTORY OPTION" shall mean an employee stock option not described in sections 422(b) or 423(b) of the Code.

      (S) "OFFICE HOLDER" has the meaning ascribed to it in the Israeli Companies Law, 1999 as now in effect or as hereafter amended, including without limitation Directors.

      (T) "OFFEREE" shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option)

      (U) "OPTION" shall mean an ISO, Non-statutory Option 102 Option or 3(i) Option granted under the Plan and entitling the holder to purchase Shares.

      (V) "OPTIONEE" shall mean an individual who holds an Option.

      (W) "ORDINANCE" means the Israeli Income Tax Ordinance [New Version] 1961, and regulations, rules and orders of procedures promulgated thereunder, as now in effect or as hereafter amended.

      (X) "OUTSIDE DIRECTOR" shall mean a member of the Board of Directors who is not a common-law employee of the Company or of a Subsidiary.

      (Y) "SERVICE PROVIDER" means an Employee, Director or Consultant.

      (Z) "SHARE" means a share of the Common Stock of the Company.

      (A') "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

      (B') "STOCK PURCHASE RIGHT" means a right to purchase Common Stock pursuant to Section 6 below.

      (C') "TRUSTEE" means a trustee appointed by the Committee, in accordance with Section 102 of the Ordinance, to hold in trust for the benefit of an Optionee Options and Shares issued upon the exercise of an Option or Stock Purchase Right.

SECTION 3. THE COMMITTEE

      (A) COMMITTEE PROCEDURES. The Committee shall designate one of its members as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

      (B) COMMITTEE RESPONSIBILITIES. Subject to the provisions of the Plan and Applicable Laws, the Committee shall have the authority and discretion to take the following actions:

            (i) To interpret the Plan and to apply its provisions;

            (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

            (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

            (iv) To determine when Shares are to be awarded or offered for sale and when Options are to be granted under the Plan;

            (v) To select the Offerees and Optionees;

            (vi) To determine the number of Shares to be offered to each Offeree or to be made subject to each Option;

            (vii) To prescribe the terms and conditions of each award or sale of Shares, including (without limitation) the Purchase Price, and to specify the provisions of the Stock Purchase Agreement relating to such award or sale;

            (viii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, to determine whether such Option is to be classified as an ISO, a Non-statutory Option, a 102 Option or a 3(i) Option and to specify the provisions of the Stock Option Agreement relating to such Option;

            (ix) To amend any outstanding Stock Purchase Agreement or Stock Option Agreement, subject to applicable legal restrictions and, to the extent such amendments adverse to the Offeree's or Optionee's interest, to the consent of the Offeree or Optionee who entered into such agreement;

            (x) To prescribe the consideration for the grant of each Option or other right under the Plan and to determine the sufficiency of such consideration; and

            (xi) To take any other actions deemed necessary or advisable for the administration of the Plan.

            All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

SECTION 4. ELIGIBILITY

      (A) GENERAL RULES. Only Eligible Employees (including Employees and Non-Employees and including, without limitation, independent contractors, consultants and legal counsel who are not members of the Board of Directors) shall be eligible for designation as Optionees or Offerees by the Committee. In addition, only Eligible Employees who are common-law employees of the Company or a Subsidiary shall be eligible for the grant of ISOs. Employees who are Outside Directors shall only be eligible for the grant of the Non-statutory Options described in Subsection (b) below.

      (B) OUTSIDE DIRECTORS. Any other provision of the Plan notwithstanding, the participation of Outside Directors in the Plan shall be subject to the following restrictions:

            (i) outside Directors shall receive no grants other than the Non-statutory options described in this Subsection (b)

            (ii) All Non-statutory Options granted to an Outside Director under this Subsection (b) shall also become exercisable in fill in the event of the termination of such Outside Director's service because of death, total and permanent disability or voluntary retirement at or after age 65.

            (iii) The Exercise Price under all Non-statutory Options granted to an Outside Director under this Subsection (b) shall be equal to 100 percent of the Fair Market Value of a Share on the date of grant, payable in one of the forms described in Subsection (a), (b), (c) or (d) of
      Section 6.

            (iv) Non-statutory options granted to an outside Director under this Subsection (b) shall terminate on the earliest of (A) the 10th anniversary of the date of grant, (B) the date three months after the termination of such Outside Director's service for any reason other than death or Total and permanent disability or (C) the date 12 months after the termination of such Outside Director's service because of death or Total and permanent disability.

            The committee may provide that the Non-statutory Options that otherwise would be granted to an Outside Director under this Subsection
      (b) shall instead be granted to an affiliate of such Outside Director. Such affiliate shall then be deemed to be an Outside Director for purposes of the Plan, provided that the service--related vesting and termination provisions pertaining to the Non-statutory Options shall be applied with regard to the service of the Outside Director.

      (C) ATTRIBUTION RULES. In determining stock ownership, an Eligible Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Eligible Employee's brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. Stock with respect to which such Eligible Employee holds an option shall not be counted.

      (D) OUTSTANDING STOCK. "Outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Eligible Employee or by any other person.

SECTION 5. STOCK SUBJECT TO PLAN

      (A) BASIC LIMITATION. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares which may be issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed 10,600,000 Shares, subject to adjustment pursuant to
Section 9. The number of Shares which are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

      (B) ADDITIONAL SHARES. In the event that any outstanding Option or other right for any reason expires or is cancelled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to a forfeiture provision, such Shares shall again be available for the purposes of the Plan.

SECTION 6. TERMS AND CONDITIONS OF AWARDS OR SALES

      (A) AGREEMENT. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by an Agreement between the offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and Applicable Laws and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in an Agreement. The provisions of the various Agreements entered into under the Plan need not be identical.

      (B) DURATION OF OFFERS AND NONTRANSFERABILITY OF RIGHTS. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within 30 days after the grant of such right was communicated to the Offeree by the Committee. Such right shall not be transferable and shall be exercisable only by the Offeree to whom such right was granted.

      (C) PURCHASE PRICE. The Purchase Price of Shares to be offered under the Plan shall not be less than 90 percent of the Fair Market Value of such Shares. Subject to the preceding sentence, the Purchase Price shall be determined by the Committee at its sole discretion. The Purchase Price shall be payable in a form described in Section 6.

      (D) WITHHOLDING TAXES. As a condition to the award, sale or vesting of Shares, the offeree shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with such Shares. The Committee may permit the Offeree to satisfy all or part of his or her tax obligations related to such Shares by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her. The Shares withheld or surrendered shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission. The Committee shall not allow assignment of Shares with Fair Market Value of more than which in any amount required by the Offeree to satisfy all or part of his or her tax obligations related to such Shares.

      (E) RESTRICTIONS ON TRANSFER OF SHARES. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 7. TERMS AND CONDITIONS OF OPTIONS

      (A) STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and Applicable Laws and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

      (B) NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO, Non-statutory Option, 102 Option or 3(i) Option.

      (C) EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(c). The Exercise Price of a Non-statutory Option shall not be less than 85 percent of the Fair Market Value of a Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in a form described in Section 8.

      (D) WITHHOLDING TAXES. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option. The Committee may permit the Optionee to satisfy all or part of his or her tax obligations related to the Option by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission. The Committee shall not allow assignment of Shares with Fair Market Value of more than which in any amount required by the Offeree to satisfy all or part of his or her tax obligations related to such Shares.

      (E) EXERCISABILITY AND TERM. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The vesting of any Option shall be determined by the Committee at its sole discretion. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, total and permanent disability or retirement or other events. The Stock Option Agreement shall also specify the term of the Option. The term shall not exceed 10 years from the date of grant. Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

      (F) NONTRANSFERABILITY. During an Optionee's lifetime, such Optionee's Option(s) shall be exercisable only by him or her and shall not be transferable, unless permitted by the Stock Option Agreement. In the event of an Optionee's death, such Optionee's Option(s) shall not be transferable other than by will, by a beneficiary designation executed by the Optionee and delivered to the Company, or by the laws of descent and distribution.

      (G) TERMINATION OF SERVICE (EXCEPT BY DEATH). If an Optionee's Service terminates for any reason other than the Optionee's death, then such Optionee's Option(s) shall expire on the earliest of the following occasions:

            (i) The expiration date determined pursuant to Subsection (e) above;

            (ii) The date 90 days after the termination of the Optionee's Service for any reason other than total and permanent disability; or

            (iii) The date twelve months after the termination of the Optionee's Service by reason of total and permanent disability.

            The Optionee may exercise all or part of his or her Option(s) at any time before the expiration of such Option(s) under the preceding sentence, but only to the extent that such Option(s) had become exercisable before the Optionee's service terminated or became exercisable as a result of the termination. The balance of such Option(s) shall lapse when the Optionee's service terminates. In the event that the Optionee dies after the termination of the Optionee's service but before the expiration of the Optionee's Option(s), all or part of such Option(s) may be exercised (prior to expiration) by his or her designated beneficiary (if applicable), by the executors or administrators of the Optionee's estate or by any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance, but only to the extent that such Option(s) had become exercisable before the Optionee's Service terminated or became exercisable as a result of the termination.

      (H) LEAVES OF ABSENCE. For purposes of Subsection (g) above, service shall be deemed to continue while the Optionee is on sick leave or other bona fide leave of absence (as determined by the Committee). The foregoing notwithstanding, in the case of an ISO granted under the Plan, service shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

      (I) DEATH OF OPTIONEE. If an Optionee dies while he or she is in service, then such Optionee's Option(s) shall expire on the earlier of the following dates:

            (i) The expiration date determined pursuant to Subsection (e) above; or

            (ii) The date twelve months after the Optionee's death.

            All or part of the Optionee's Option(s) may be exercised at any time before the expiration of such Option(s) under the preceding sentence by his or her designated beneficiary (if applicable), by the executors or administrators of the Optionee's estate or by any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance, but only to the extent that such Option(s) had become exercisable before the Optionee's death or became exercisable as a result of the Optionee's death. The balance of such Option(s) shall lapse when the Optionee dies.

      (J) NO RIGHTS AS A STOCKHOLDER. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in
Section 9.

      (K) MODIFICATION. EXTENSION AND RENEWAL OF OPTIONS. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised) in return for the grant of new Options at the same or a different price. The foregoing notwithstanding, no modification of an option shall, without the consent of the Optionee, impair such Optionee s rights or increase his or her obligations under such Option.

      (L) RESTRICTIONS ON TRANSFER OF SHARES. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

      (M) APPROVAL OF ISRAELI TAX AUTHORITIES FOR 102 OPTIONS. With respect to 102 Options, the provisions of this Section 7 shall be subject to the receipt of any and all required approvals or permits from the Israeli tax authorities.

SECTION 8. PAYMENT FOR SHARES

      (A) GENERAL RULE. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as follows:

            (i) In the case of Shares sold under the terms of a Stock Purchase Agreement subject to the Plan, payment shall be made only pursuant to the express provisions of such Stock Purchase Agreement. However, the Committee (at its sole discretion) may specify in the Stock Purchase Agreement that payment may be made in one or all of the forms described in Subsections (e), (f) and (g) below.

            (ii) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. However, the Committee (at its sole discretion) may specify in the Stock Option Agreement that payment may be made pursuant to Subsections (b), (c), (d), (f) or (g) below.

            (iii) In the case of a Non-statutory Option granted under the Plan, the committee (at its sole discretion) may accept payment pursuant to Subsections (b), (c), (d), (f) or (g) below.

            (iv) In the case of an 102 Options or 3(i) Options granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement.

      (B) SURRENDER OF STOCK. To the extent that this Subsection (b) is applicable, payment may be made all or in part with Shares which have already been owned by the Optionee or his or her representative for more than 12 months, provided that there was no restriction on the transfer of such Shares for more than 6 months, and which are surrendered to the Company in good form for transfer, Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

      (C) EXERCISE/SALE. To The Extent That This Subsection (C) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes. Any sale through broker pursuant to this section shall be subject to further instructions and guidelines as the Committee shall provide in writing.

      (D) EXERCISE/PLEDGE. To the extent that this Subsection (d) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes. Any sale through broker or lender pursuant to this section shall be subject to further instructions and guidelines as the Committee shall provide in writing.

      (E) SERVICES RENDERED. To the extent that this Subsection (e) is applicable, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(c).

      (F) PROMISSORY NOTE. To the extent that this Subsection (f) is applicable, a portion of the Purchase Price or Exercise Price, as the case may be, of Shares issued under the Plan maybe payable by a full recourse promissory note, provided that (i) the par value of such Shares must be paid in lawful money of the United States of America at the time when such Shares are purchased, (ii) the Shares are security for payment of the principal amount of the promissory note and interest thereon, (iii) the interest rate payable under the terms of the promissory note shall be no less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Committee (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note and (iv) such payment will be subject to such further instructions and guidelines as the Committee shall provide in writing.

      (G) OTHER FORMS OF PAYMENT. To the extent that this Subsection (g) is applicable, payment may be made in any other form approved by the Committee, consistent with Applicable Laws.

SECTION 9. ADJUSTMENT OF SHARES

      (A) GENERAL. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 5, (ii) the number of Non-statutory Options to be granted to Outside Directors under Section 4(b), (iii) the number of Shares covered by each outstanding Option or (iv) the Exercise Price under each outstanding Option.

      (B) REORGANIZATIONS. In any event of Change in Control unvested Options shall immediately cancelled. Outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Options by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for payment of a cash settlement equal to the difference between the amount to be paid for one Share under such agreement and the Exercise Price, or for the acceleration of their exercisability followed by the cancellation of Options not exercised, in all cases without the Optionees' consent. Any cancellation shall not occur until after such acceleration is effective and Optionees have been notified of such acceleration. In the case of Options that have been outstanding for less than 12 months, a cancellation need not be preceded by acceleration.

In this Section the term "CHANGE IN CONTROL" means the occurrence of any of the following events:

            (i) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities; or

            (ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets; or

            (iii) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

      (C) RESERVATION OF RIGHTS. Except as provided in this Section 9, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to; the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10. SECURITIES LAWS

      Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all Applicable Laws including the regulations of any stock exchange on which the Company's securities may then be listed.

SECTION 11. NO RETENTION RIGHTS

      Neither the Plan nor any Option shall be deemed to give any individual a right to remain an employee, consultant or director of the Company or a Subsidiary. The Company and its Subsidiaries reserve the right to terminate the service of any employee, consultant or director. at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).


SECTION 12. DURATION AND AMENDMENTS

      (A) TERM OF THE PLAN. The Plan, as set forth herein, shall become effective as of Effective Date. The Plan shall terminate automatically 15 years after the Effective Date, and may be terminated on any earlier date pursuant to Subsection (b) below.

      (B) RIGHT TO AMEND OR TERMINATE THE PLAN. The Board of Directors may, subject to applicable law, amend, suspend or terminate the Plan at any time and for any reason. An amendment to the Plan shall require stockholder approval only to the extent required by applicable law.

      (C) EFFECT OF AMENDMENT OR TERMINATION. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereto, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 13. SPECIAL PROVISIONS FOR ISRAELI RESIDENTS

      (A) This Section 13 shall apply only to Optionees who are residents of the State of Israel.

      (B) Notwithstanding anything to the contrary herein, the Plan may also be administered pursuant to the provisions of Section 102 of the Ordinance ("SECTION 102") or Section 3(i) of the Ordinance ("SECTION 3(I)"), with respect to Optionees who are Israeli residents. Details regarding the terms and conditions of Options and Stock Purchase Rights granted pursuant to the provisions of Section 102 in addition to those set forth herein, will be delivered to the participants who are Israeli residents along with the remaining terms and conditions.

      (C) 3(i) Options may be granted to Non-Employees of the Company and the Affiliates of the Company. 102 Options may be granted only to Employees of the Company and the Affiliates of the Company and shall be subject to the general terms and conditions specified in this Plan, except for the provisions of the Plan applying to Options under a different tax law or regulation.

      (D) The Company may elect to grant 102 Options and Stock Purchase Rights pursuant to the following tracks (each a "TAX TRACK"), all in accordance with the provisions of Section 102:

            (i) the Capital Gains Track Through a Trustee, in such case the Options shall be referred to as "CAPITAL GAINS Options", or

            (ii) the Income Tax Track Through a Trustee, in such case the Options shall be referred to as "INCOME TAX Options",and

            (iii) the Income Tax Track Without a Trustee, in such case the Options shall be referred to as "UNAPPROVED OPTIONS".

      (E) The grant of Capital Gains Options and Income Tax Options shall be conditioned upon the approval of this Plan by the Israeli Tax Authorities.

      (F) The Company's election whether to grant Capital Gains Options or Income Tax Options pursuant to Section 102 (the "ELECTION"), shall be appropriately filed with the Israeli Tax Authorities before the date of grant of such Options. The Election shall become effective beginning the first date of grant of such Options under the Plan and shall remain in effect with respect to all Options granted, pursuant to Section 102, following such Election until the end of the year following the year during which the Company first granted such Options. The Election shall obligate the Company to grant only that type of Option pursuant to Section 102 which it has elected to grant, and shall apply to all Optionees who were granted Options pursuant to Section 102 during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Ordinance. For the avoidance of doubt, such Election shall not prevent the Company from granting Unapproved Options or 3(i) Options simultaneously.

      (G) With regards to Capital Gains Options and Income Tax Options, the provisions of this Plan and/or the Option Agreement shall be subject to the provisions of Section 102 and the Israeli Tax Assessing Officer's permit, and the said provisions and permit shall be deemed an integral part of the Plan and of the Option Agreement. Any provision of Section 102 and/or the said permit which is necessary in order to receive and/or to keep any tax benefit pursuant to Section 102, which is not expressly specified in the Plan or the Option Agreement, shall be considered binding upon the Company and the Optionees.

      (H) In the event the Company elects to grant Capital Gains Options or Income Tax Options, each Option and Stock Purchase Right, and each Share issued upon the exercise of an Option or Stock Purchase Right by an Optionee who is an Israeli resident, shall be issued by the Company to, and held in trust (the "TRUST") for the benefit of such Optionee by the Trustee for the period of time required by Section 102.

      (I) The Trustee and each Optionee who is granted a 102 Option shall comply with the Ordinance and with the trust agreement entered into between the Company and the Trustee. All certificates representing Shares issued to the trustee under the Plan shall be deposited with the Trustee, and shall be held by the Trustee until such time that such Shares are released from the Trust as herein provided. The Trustee shall hold the same pursuant to the instructions provided by the Committee from time to time, provided such instructions are consistent with the terms of the Plan.

      (J) No Options or Stock Purchase Rights granted, or Shares purchased pursuant to Options or Stock Purchase Rights in which the Company has elected tracks (i) or (ii) under Section 14(d) above shall be released from the Trust prior to the expiration of the following holding periods mandated by Section 102 of the Ordinance (each a "RELEASE DATE"): (i) With respect to Options or Stock Purchase Rights granted under the Capital Gains Track Through a Trustee, the holding period shall be twenty-four (24) months from the end of the tax year in which the Options or Stock Purchase Rights were allocated to the Trustee on behalf of the Optionee, or such shorter period as may be approved by the Israeli tax authorities or as otherwise prescribed by the Ordinance; (ii) With respect to Options or Stock Purchase Rights granted under the Income Tax Track Through a Trustee, the holding period shall be twelve (12) months from the end of the tax year in which the Options or Stock Purchase Rights were allocated to the Trustee on behalf of the Optionee, or such shorter period as may be approved by the Israeli tax authorities or as otherwise prescribed by the Ordinance; (iii) With respect to Options or Stock Purchase Rights granted under the Income Tax Track without a Trustee, Section 102 of the Ordinance does not require that the Options or Stock Purchase Rights be held in the Trust.

      (K) Subject to the terms hereof, including any further holding period included in the Plan or the Option Agreement or the Stock Purchase Agreement, at any time after the Release Date with respect to any Options, Stock Purchase Rights or Shares, each Optionee may require (but shall not be obligated to require) the Trustee to release such Options, Stock Purchase Rights or Shares, provided that no securities shall be released from the Trust to the Optionee unless and until such Optionee shall have deposited with the Trustee an amount of money which, in the Trustee's opinion, is sufficient and necessary for the discharge of such Optionee's tax obligations with respect to such Shares.

      (L) Upon sale by an Optionee of any securities held in Trust, the Company shall (or shall cause the Trustee to) withhold from the proceeds of such sale all applicable taxes, shall remit the amount withheld to the appropriate Israeli tax authorities, shall pay the balance thereof directly to such Optionee, and shall report to such Optionee the amount so withheld and paid to said tax authorities.

      (M) All Shares issued upon the exercise of Options or Stock Purchase Rights granted under the Plan shall entitle the Optionee to receive dividends with respect thereto and to vote the same at any meeting of the shareholders of the Company. For as long as Shares issued to the Trustee on behalf of the Optionee are held in the Trust, the cash dividends paid with respect thereto shall be remitted directly to the Optionee, subject to any applicable taxation and withholding requirements and the Trustee shall vote all such Shares in accordance with the proxy, to be signed by the Optionee upon the grant of Options, in the form presented to the Optionee by the Company. In the event a share dividend (including bonus shares and any rights with respect to the Shares) is declared on Shares underlying Options, such dividend shares shall be allocated to the Trustee for the benefit of Optionee (if applicable) and shall be subject to the provisions of this Plan and the applicable Tax Track, and the holding period for such dividend shares shall be measured from the commencement of the holding period for the Option from with respect to which the dividend was declared.

      (N) The exemption under Section 102 of the Ordinance may be forfeited and the Optionee with 102 Options may be required to pay any applicable tax promptly at such time as (i) such Optionee's employment is terminated due to circumstances under his/her control during the applicable holding period referenced in Section 14(c) above (other than because of death or some other reason acceptable to the Israeli tax authorities); (ii) the Company or such Optionee fail to comply with one or more of the conditions for the exemption as required by the Ordinance or the Israeli tax authorities; or (iii) the Israeli tax authorities withdraws or cancels the exemption for the Plan of such Optionee.

      (O) With respect to the Plan participants who are Israeli residents, the Plan and all instruments issued thereunder or in connection therewith shall be governed by, and interpreted in accordance with, the laws of the State of Israel.

      (P) Any tax consequences arising from the grant or exercise of any Options or Stock Purchase Rights, from the payment for Shares covered thereby or from any other event or act (whether of the Optionee or of the Company or its Subsidiaries) hereunder, shall be borne solely by the Optionee. Furthermore, such Optionee shall agree to indemnify the Company or Subsidiary that employs the Optionee and the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

      (Q) The Company shall require each Optionee to enter into an agreement pursuant to which Optionee (1) agrees and acknowledges that Optionee has received and read the Plan and the Option Agreement, (2) undertakes to comply with all the provisions of the Plan, Section 102 of the Ordinance (including the specific provisions regarding the applicable Tax Track selected by the Company), if relevant, the Option Agreement and the Trust Agreement, and (3) subject to
Section 102 of the Ordinance, undertakes not to release the Options or Shares from trust prior to the end of the Holding Period.

SECTION 14. EXECUTION

      To record the adoption of the Plan by the Board of Directors on September 15, 2005, the Company has caused its authorized officer to execute the same.

SafeTek International Inc.,
a Delaware corporation


By: /s/ Dr. Shay Goldstein
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Its:
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